NOTE 10 - PRIVATE PLACEMENT CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2015
Convertible Debt Private Placement [Abstract]
Convertible Debt Private Placement [Text Block]
NOTE 10 -       PRIVATE PLACEMENT CONVERTIBLE NOTES

On July 14, 2015, July 23, 2015 and August 10, 2015 the Company closed private placements, in which we issued $1,795,000, in the aggregate, of convertible promissory notes and warrants to purchase common stock. The associated warrants are exercisable into an aggregate of 527,634 shares of the Company’s common stock, and are exercisable until 5 years from issuance. The notes have a stated interest rate of 8% and the company recognized an additional 16% related to the attached warrants. The exercise price of these warrants is $3.125 per share. The convertible promissory notes were subsequently converted into 659,523 shares of Company common stock following the Company’s closing of an underwritten public offering on November 18, 2015.